Exhibit 32

 Certification of CEO and CFO Pursuant to Section 906 of the Sarbanes-Oxley Act
                                    of 2002

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the quarterly report of DataMetrics Corporation (the "Company") on Form 10-QSB for the period ending January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Daniel Bertram, the Chief Executive Officer of the Company, and Edward Kroning, the Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         DATAMETRICS CORPORATION

         By:   Daniel Bertram
            --------------------------------
               Daniel Bertram, CEO

         Dated: March 17, 2007

         By:   Edward Kroning
            --------------------------------
               Edward Kroning, CFO

         Dated: March 17, 2007


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